Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, who is the chief executive officer of Brookfield Infrastructure Corporation (“BIPC”), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, as filed with the Securities and Exchange Commission on the date hereof, (i) the annual report of BIPC on Form 20-F for the fiscal year ended December 31, 2024 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of BIPC.

Dated: March 21, 2025

/s/ Samuel Pollock
Name: Samuel Pollock
Title: CEO, Brookfield Infrastructure Corporation